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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 1996


                         ASIA MEDIA COMMUNICATIONS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


                                     0-23462
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                              (Commission File No.)


                                   88-0207089
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                        (IRS Employer Identification No.)


           1330 Avenue of the Americas, 33rd Fl., New York, NY 10017
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code (212) 582-3400


                                      None
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2. Acquisition or Disposition of Assets.

        On December 31, 1996 (the "Effective Date"), the Registrant, through its newly formed, wholly owned subsidiary, AMC International Holdings Ltd., a British Virgin Islands corporation ("AMC Holdings"), purchased from IPC Corporation Ltd., a Singaporean corporation (the "Vendor"), effective as of January 1, 1996, all of the issued and outstanding capital stock of IPC Corporation (Australia) Pty Ltd., an Australian corporation ("IPC Australia"). The consideration paid was $1.00 in cash plus the issuance to IPC of 25 preference shares of AMC Holdings (the "Preference Shares"), each having a stated value of $1,000,000 (the "Stated Value"). The Preference Shares are exchangeable at any time and from time to time at the option of the holder into shares of the Registrant's common stock, par value $.01 per share (the "Common Stock"), on the basis of one share of Common Stock for each $2.00 of the Stated Value of each share or part thereof of a Preference Share so exchanged. The Preference Shares are also redeemable at any time and from time to time at the option of the Registrant upon payment of the Stated Value of each Preference Share or part thereof so redeemed. In addition, IPC assigned to AMC Holdings all of the indebtedness of IPC Australia to IPC which on the Effective Date was approximately $25,000,000.

        As the purchase was effective as of January 1, 1996, all of the profits and losses of IPC Australia during calendar 1996 will be for the benefit of and reported by the Registrant. Audited financial statements for calendar 1996 are not yet available but it is expected that IPC Australia incurred a material net loss during such period, the exact amount of which has not yet been ascertained.

        Although the purchase and sale of IPC Australia has closed, definitive written documentation has not yet been completed.

        IPC Australia is engaged in the business of importing and assembling personal computer notebooks and servers in Australia and reselling them through distributors, dealers, mass-merchants and value added resellers. In addition, IPC Australia is in the preliminary stages of developing an Electronic Commerce (E-Commerce Service) for business to business applications. It is envisioned that suppliers, vendors and customers will be able to use such service to access information and place orders directly over a secure, limited access network.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Statements.

            It is impracticable to provide the required financial statements concurrently with the filing of this report. The Registrant expects to file the required financial statements as soon as practicable,

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            but in no event later than sixty (60) days after the due date of this Current Report on Form 8-K.

        (b) Pro-Forma Financial Information.

            It is impracticable to provide the required pro-forma financial information concurrently with the filing of this report. The Registrant expects to file the required pro-forma financial information as soon as practicable, but in no event later than sixty
            (60) days after the due date of this Current Report on Form 8-K.

        (c) Exhibits.

            None

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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASIA MEDIA COMMUNICATIONS, LTD.

                                        By: /s/ Edward Tobin
                                            ------------------------------------
                                            President

Date:  January 14, 1997

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